BUSINESS COMBINATION	12 Months Ended
Mar. 31, 2019
BUSINESS COMBINATION
BUSINESS COMBINATION

2.BUSINESS COMBINATION

For the year ended March 31, 2019

There were no business acquisitions during the year ended March 31, 2019.

For the year ended March 31, 2018

There were no business acquisitions during the year ended March 31, 2018.

For the year ended March 31, 2017

Essential Discovery, Inc.

On November 4, 2016, the Company acquired the business of Essential Discovery, Inc. (“EDI”), which conducts e-Discovery business, especially review services to AM Law 100 law firms and Fortune Global 250 companies in San Francisco, New York and Las Vegas. The Company acquired 100 percent of EDI’s member interests for cash consideration, and in addition to the cash consideration, the Company will pay an earn-out based on calendar year 2017 sales. This business combination was accounted for using the acquisition method.

The acquisition date fair value of the earn-out payment was ¥53,467 thousand, which the sellers are entitled to receive subject to the achievement of certain sales targets to former clients of the seller during the 2017 calendar year. The actual earn-out payment was ¥21,980 thousand based on the achievement of sales in the 2017 calendar year and was paid in April 2018. The change in fair value of the earn-out payment was recorded in the consolidated statements of operations for the year ended March 31, 2018.

The acquisition of EDI allows the Company to expand its presence by reaching a broader base of customers across the U.S. including AM Law 100 firms and Fortune Global 250 companies, leveraging the Company’s review teams, which are highly skilled and experienced attorneys. The Company has decided that the best approach is to increase the Company’s market share in eDiscovery services in the U.S., where there is a trend of industry consolidation, and therefore the Company’s board of directors resolved to acquire the business of EDI. Goodwill is primarily attributable to the synergies expected to arise from this acquisition.

The Company allocated the fair value of purchase consideration to assets acquired and liabilities assumed based on their fair value. The Company engaged an independent third-party appraisal firm to assist in determining the fair values of assets acquired and liabilities assumed. The excess of the fair value of purchase consideration over the fair values of these identifiable assets and liabilities is recognized as goodwill. The goodwill is deductible for income tax purpose.

Acquisition-related costs incurred and expensed during the year ended March 31, 2017 were ¥16,415 thousand and were recorded as a component of selling, general and administrative expenses in the consolidated statement of operations.

The following table summarizes the allocation of the purchase price based on the fair values of the assets acquired and liabilities assumed from EDI on November 4, 2016.

Thousands of Yen
Trade accounts receivable	¥27,710
Property and equipment	951
Other intangible assets	10,198
Customer relationships	109,632
Total assets acquired	148,491

Trade accounts payable	20,485
Total liabilities assumed	20,485

Total identified net assets	128,006

Goodwill	127,449
Purchase price	¥255,455

Pro forma results of operations have not been presented because the effect of the acquisition was not material.